UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: August 3, 2011
(Date of earliest event reported)
CA, Inc.
(Exact name of registrant as specified in charter)
Delaware
(State or other jurisdiction of incorporation)

1-9247	13-2857434

(Commission File Number)	(IRS Employer Identification No.)

One CA Plaza Islandia, New York	11749

(Address of principal executive offices)	(Zip Code)
(800) 225-5224
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a)	The annual meeting of stockholders of CA, Inc. (the “Company”) was held on August 3, 2011.

(b)	The final voting results on the proposals presented at the meeting are set forth below.
1. Election of Directors:

		Shares		Broker Non-
	Shares For	Against	Abstentions	Votes
Raymond J. Bromark	372,206,540	47,804,392	386,400	22,151,300
Gary J. Fernandes	372,694,767	47,315,527	387,038	22,151,300
Rohit Kapoor	375,386,177	33,256,911	11,754,244	22,151,300
Kay Koplovitz	372,565,121	47,400,228	431,983	22,151,300
Christopher B. Lofgren	375,105,667	44,914,100	377,565	22,151,300
William E. McCracken	375,647,916	44,367,275	382,141	22,151,300
Richard Sulpizio	372,724,719	47,288,475	384,138	22,151,300
Laura S. Unger	375,543,069	44,501,143	353,120	22,151,300
Arthur F. Weinbach	370,027,051	50,007,483	362,798	22,151,300
Renato (Ron) Zambonini	373,019,602	47,010,737	366,993	22,151,300
2. Proposal 2 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012:

				Broker Non-
	Shares For	Shares Against	Abstentions	Votes
Proposal 2	405,141,329	37,230,674	176,629	0
3. Proposal 3 — Advisory vote on compensation of the Company’s Named Executive Officers:

				Broker Non-
	Shares For	Shares Against	Abstentions	Votes
Proposal 3	367,493,570	52,686,850	216,912	22,151,300
4. Proposal 4 — Advisory vote on the frequency of the advisory vote on compensation of the Company’s Named Executive Officers:

	Shares For	Shares For	Shares For		Broker Non-
	One Year	Two Years	Three Years	Abstentions	Votes
Proposal 4	375,510,760	405,585	30,768,688	13,712,299	22,151,300
5. Proposal 5 — Approval of the CA, Inc. 2011 Incentive Plan:

				Broker Non-
	Shares For	Shares Against	Abstentions	Votes
Proposal 5	347,139,472	72,826,605	431,255	22,151,300

6. Proposal 6 — Approval of the CA, Inc. 2012 Employee Stock Purchase Plan:

				Broker Non-
	Shares For	Shares Against	Abstentions	Votes
Proposal 6	415,801,287	4,193,520	402,525	22,151,300
(d)	Disclosure regarding the frequency of the stockholder advisory vote on compensation of the Company’s Named Executive Officers:
A majority of the votes cast by stockholders voted, on an advisory basis, to hold an annual advisory vote on compensation of the Company’s Named Executive Officers. The Company’s Board of Directors had recommended an annual advisory vote in the Company’s 2011 Annual Proxy Statement. Therefore, the Board of Directors has determined that it will include a stockholder advisory vote on compensation of its Named Executive Officers in its proxy materials annually until the next advisory vote on the frequency of the advisory vote on compensation of the Company’s Named Executive Officers, which will occur no later than the Company’s 2017 annual meeting of stockholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, Inc.
Date: August 5, 2011	By:	/s/ C.H.R. DuPree
C.H.R. DuPree
Senior Vice President, Corporate Governance, and Corporate Secretary